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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2005

                             SOUTHWEST BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          Oklahoma                      000-23064                73-1136584
(State or other jurisdiction         (Commission file           (IRS Employer
      of incorporation)                  number)              Identification No)

                608 South Main Street, Stillwater, Oklahoma 74074
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (405) 372-2230

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 7.01 REGULATION FD DISCLOSURE.

         On October 25, 2005, Southwest Bancorp, Inc. issued a press release regarding its results of operations and financial condition for the quarter and nine months ended September 30, 2005. The text of the press release is included as Exhibit 99 to this report. Southwest Bancorp will include final financial statements and additional analyses as part of its Form 10-Q for the quarter ended September 30, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits. Exhibit 99-Press Release dated October 25, 2005

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTHWEST BANCORP, INC.
                                            By:  /s/ Rick Green
                                                 -----------------------------
                                                  Rick Green
                                                  President and
                                                  Chief Executive Officer

Dated: October 25, 2005